EXECUTION VERSION

FOURTH AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of November 12, 2021, is entered into by and among CINCINNATI BELL FUNDING LLC (the “Seller”), CINCINNATI BELL INC. (“CB”), as Servicer (the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as buyer (the “Buyer”).

RECITALS

The parties hereto are parties to the Receivables Purchase Agreement, dated as of May 10, 2018 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”) and desire to amend the Agreement as hereinafter set forth.

Concurrently herewith, the Seller, the Servicer, the Buyer, and the other parties thereto are entering into that certain Fifth Amendment to the Receivables Financing Agreement, dated as of the date hereof (the “RFA Amendment”).

The parties hereto desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.Amendments to the Agreement.  The Agreement is hereby amended as follows:

2.1The following two (2) new defined terms are added in Section A of Exhibit A of the Agreement in appropriate alphabetical order:

“New Credit Agreement” means the Credit Agreement dated as of September 7, 2021, by and among Red Fiber Parent LLC, as holdings, CB, as borrower, various subsidiaries of CB, the various lenders from time to time party thereto and Goldman Sachs Bank USA, as administrative agent.

“Threshold Amount” has the meaning set forth in the New Credit Agreement as in effect on November 12, 2021, without giving effect to any other subsequent amendments, restatements, supplementations, or modifications.

2.2Clause (h) of Exhibit F of the Agreement is amended by deleting “$35,000,000” where it appears therein and substituting “the Threshold Amount” therefor.

SECTION 3.Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Buyer as follows:

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3.1Representations and Warranties.  The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

3.2Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

3.3No Default. After giving effect to this Amendment, no Servicer Termination Event exists or shall exist.

SECTION 4.Effect of Amendment.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5.Effectiveness.  This Amendment shall become effective as of the date hereof upon the Buyer’s receipt of duly executed counterparts of this Amendment from each of the parties hereto.

SECTION 6.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

SECTION 7.Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 8.Severability.  If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.

SECTION 9.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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SECTION 10.Consents.  The Buyer hereby consents to the Seller’s and Servicer’s execution and delivery of the RFA Amendment and the performance of its respective obligations thereunder.

(Signature pages follow)

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CINCINNATI BELL FUNDING LLC,

as Seller

By:_________________________________________

Name: Joshua T. Duckworth

Title:	Vice President of Treasury, Corporate Finance and Investor Relations

CINCINNATI BELL INC.,

as Servicer

By:_________________________________________

Name: Joshua T. Duckworth

Title:	Vice President of Treasury, Corporate Finance and Investor Relations

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PNC BANK, NATIONAL ASSOCIATION,

as Buyer

By:_______________________________________

Name:

Title:

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